SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

AVAYA INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15951	22-3713430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Mount Airy Road Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 953-6000

Item 7.           Financial Statements and Exhibits.

(c)          Exhibits.

99.1 Press Release of Avaya Inc. dated July 24, 2003.

Item 9.           Regulation FD Disclosure.

In accordance with SEC Release No. 33-8126, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 24, 2003, Avaya Inc. (the “Company”) issued a press release reporting financial results for the fiscal quarter ended June 30, 2003 and held a public webcast in connection with the issuance of the press release. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

The press release and the webcast presentation include a discussion of the Company’s historical financial results using certain non-GAAP financial measures, including net debt, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and operating income and pre-tax income, excluding business restructuring charges (reversals) and related expenses, gains on assets sold, gain (loss) on long-term debt extinguishment, net and a charge related to our portion of a litigation settlement.

A “non-GAAP financial measure” is defined as a numerical measure of a company’s performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Pursuant to the requirements of Regulation G, the Company has included in its press release a reconciliation of all non-GAAP financial measures disclosed in the press release to the most directly comparable GAAP financial measure.  To the extent a reconciliation of a non-GAAP financial measure discussed in the webcast has not been provided in the press release, the Company has either provided an oral reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure during the webcast or has posted a reconciliation of such non-GAAP financial measure on the Company’s website at www.avaya.com/investors.

Management believes that the presentation of net debt in the press release and the webcast provides useful information to investors about the Company’s ability to satisfy its debt obligations with currently available funds and believes that EBITDA is an appropriate measure of evaluating the Company’s operating performance and liquidity because it reflects the resources available for strategic opportunities including, among others, to invest in the business, strengthen the balance sheet, repurchase its securities and make strategic acquisitions.  Management also believes that presenting EBITDA as calculated under the financial covenant included in the Company’s existing credit facility provides useful information to investors about the Company’s access to an important source of liquidity.

In addition, management excludes the items described above from operating income and pre-tax income in monitoring and evaluating the Company's financial results and trends. Management believes these non-GAAP operating performance measures are useful for investors because they enhance investors' ability to analyze trends in the Company's business and compare the Company's operating performance to the performance of the Company's peers.

The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: July 24, 2003	By:	/s/ Garry K. McGuire
Name: Garry K. McGuire
Title: Chief Financial Officer and
Senior Vice President,
Corporate Development

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Avaya Inc. dated July 24, 2003.